UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report:  December 23, 2009

(Date of earliest event reported)

First Regional Bancorp

(Exact name of registrant as specified in its charter)

California	000-10232	95-3582843
(State of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1801 Century Park East, Suite 800

Los Angeles, California  90067

(Address of principal executive offices, including zip code)

(310) 552-1776

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 23, 2009, First Regional Bancorp (the “Company”) received a letter from Nasdaq Stock Market (“Nasdaq”) indicating that, for the 30 consecutive business days preceding the date of the letter, the market value of the publicly held shares of the Company’s common stock was below the $5 million level required for continued listing on the Nasdaq Global Market under Marketplace Rule 5450(b)(1).  The notification has no effect on the listing of the Company’s common stock at this time.

In accordance with Marketplace Rule 5810(c)(3)(D), the Company has 90 calendar days from the date of the Nasdaq letter, or until March 23, 2010, to regain compliance with the minimum market value rule.  To regain compliance, the market value of the publicly held shares of the Company’s common stock must be at least $5 million for a minimum of 10 consecutive business days.  By Nasdaq’s definition, “publicly held shares” are calculated by excluding all shares held by any officer or director of the Company and shares held by any person who is the beneficial owner of more than 10% of the total shares outstanding.  If the Company does not regain compliance by March 23, 2010, Nasdaq will provide written notification to the Company that the Company’s common stock is subject to delisting.  At that time, the Company may appeal Nasdaq’s delisting determination, and may submit a plan for regaining compliance with the rule.  Alternatively, the Company could apply to transfer its common stock to The Nasdaq Capital Market (formerly the Nasdaq SmallCap Market) prior to that date if it satisfies all of that market’s continued listing requirements.

The Company issued a press release announcing its receipt of the notice from Nasdaq described herein.  A copy of the press release is attached hereto as Exhibit 99.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

	99	Press Release of First Regional Bancorp, dated December 24, 2009

First Regional Bancorp is a bank holding company headquartered in Century City, California.  Its subsidiary, First Regional Bank, specializes in providing businesses and professionals with the management expertise of a major bank and the personalized service of an independent.

# # #

This report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements, other than statements of historical fact, included herein may constitute forward-looking statements.  Although First Regional believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct.  Important factors that could cause actual results to differ materially from First Regional’s expectations include fluctuations in interest rates, inflation, government regulations, and economic conditions and competition in the geographic and business areas in which First Regional conducts its operations.

Statements made herein are made as of the date hereof only.  The Company shall have no obligation to update information and forward-looking statements presented herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 24, 2009

FIRST REGIONAL BANCORP

By:	/s/ Thomas E. McCullough
Thomas E. McCullough
Corporate Secretary

Exhibit Index

99            Press Release of First Regional Bancorp, dated December 24, 2009.